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Scudder Cash Reserves Fund

Classes A, B and C

Semiannual Report

March 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Cash Reserves Fund	CUSIP Number
Class A	811195-403
Class B	811195-502
Class C	811195-601

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary March 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Cash Reserves Fund	6-Month	1-Year	3-Year	5-Year	10-Year/ Life of Class*
Class A	.55%	2.14%	4.15%	4.28%	4.02%
Class B	.22%	1.33%	3.23%	3.30%	3.07%
Class C	.27%	1.57%	3.53%	3.63%	3.72%

Source: Deutsche Investment Management Americas Inc.

Distribution Information
	Class A	Class B	Class C
Distribution Information: Six Months: Income Dividends	$ .005	$ .002	$ .003
March Income Dividend	$ .001	$ -	$ -
7-day Average Yield	.59%	.37%	.35%
7-day Compound Effective Yield	.59%	.37%	.35%

* Class C shares commenced operations on May 31, 1994.
7-day average yield is the annualized net investment income per share for the period shown.
Average Annual Total Returns (Adjusted for Sales Charge)
Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class*
Class A(a)	Growth of $10,000	$10,214	$11,299	$12,331	$14,831
	Average annual total return	2.14%	4.15%	4.28%	4.02%
Class B(a)	Growth of $10,000	$9,833	$10,801	$11,661	$13,525
	Average annual total return	-1.67%	2.60%	3.12%	3.07%
Class C(a)	Growth of $10,000	$10,157	$11,097	$11,950	$13,313
	Average annual total return	1.57%	3.53%	3.63%	3.72%

a There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, momentum is building for an economic and market recovery.

Economists have been looking to consumer spending and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The Federal Funds Rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" at least as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 3/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid-to-high single digits this year.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. A diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 31, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Frank Rachwalski and Jerri Cohen discuss the market environment and strategy for the fund's most recent semiannual period ended March 31, 2002. Rachwalski and Cohen managed the fund through April 7, 2002. A group led by Darlene Rasel assumed management of the portfolio on April 8, 2002.

Q: How would you describe the economic environment for money market securities over the six-month period ended March 31, 2002?

A: During the three months ended March 31, the money markets shifted from asking whether U.S. economic recovery would take place anytime soon to wondering how strong the recovery will be. As an indication of this, the money market yield curve steepened dramatically over the period - the LIBOR yield curve (a prominent index of short-term financial instruments) was at its steepest level in seven years at the end of March. We also saw market sentiment change to a strong expectation of tightening by the Federal Reserve. We believe the odds that the Fed will begin raising interest rates at its May 7 meeting are about 50/50 right now. Whether that begins in May or not, there should be a fair amount of tightening during the second half of 2002.

Q: How are you positioning the fund at this point?

A: We have kept the fund's average maturity on the longer side and tried to take advantage of what we thought were premature expectations of tightening within the market during the past few weeks. We believe that the yield curve has gotten ahead of itself and is too steep at present. We also thought that by buying longer maturities we would provide a better return than by "rolling over" short maturities. The fund's current target range for maturities is 40-60 days, and we're on the long end of that. We like some of the opportunities we see out there at present.

Q: Has the recent decline in the volume of commercial paper available for purchase affected the fund's portfolio?

A: Non-financial commercial paper is where you've seen most of the recent shrinkage. Some of the companies that manufacture durable consumer goods such as cars or boats are the types of firms that have been having problems with access to the market. And virtually all of the recent decline in commercial paper outstanding has been in the A2P2 quality category, also known as tier two. The fund invests only in A1P1 (tier 1) commercial paper, primarily in the financial category. That sector of the market has remained virtually flat in terms of commercial paper outstanding. So recent changes in the commercial paper market have had little or no effect on the fund. But in the weakened economic environment that we've been experiencing, we continue to be highly conscious of credit quality.

Q: What is your outlook for money market investments and the fund over the next several months?

A: We continue to think that the Fed is going to adopt a leisurely pace to tightening. Inflation is at a low level, and there are a number of pockets of softness in the economy. We believe that the Fed will want to take time to ensure that the U.S. economy is running on all cylinders before it begins to tighten. One thing that happens when the Fed starts to raise rates is that the market will "telescope" incremental tightenings after that. By that we mean that the market will quickly shift short-term interest rates even higher, without the Fed's having to take further action. But before any of this happens the Fed has to be absolutely certain that the economy is on very solid footing. We are starting to get that feeling. So, as we said earlier, we look for short-term money market rates to begin their climb in May or June. Overall, we believe that the fund remains an attractive vehicle for investors looking to help reduce the volatility of their portfolios or capture some income potential.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Portfolio Composition	3/31/02	9/30/01

Commercial Paper, First Tier	70%	82%
Certificates of Deposit	13%	3%
Repurchase Agreements	13%	15%
U.S. Government Agency Obligations	4%	-%
	100%	100%

Portfolio composition is subject to change.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Commercial Paper 69.9%
American Honda Finance Corp., 1.91%*, 8/23/2002	10,000,000	9,999,605
Associates Corp. of North America, 2.04%*, 6/15/2002	10,000,000	10,000,000
Atlantis One Funding Corp., 1.95%**, 8/16/2002	10,000,000	9,925,792
Bank One NA, 1.99%*, 1/31/2003	10,000,000	10,013,169
Baxter International, Inc., 1.9%**, 4/8/2002	10,000,000	9,996,306
Black Forest Funding Corp., 1.86%**, 4/16/2002	10,000,000	9,992,250
Caterpillar Financial, 2.09%*, 11/4/2002	5,000,000	5,005,298
Countrywide Home Loans, Inc., 1.9%**, 5/30/2002	10,000,000	9,968,861
Credit Suisse First Boston, Inc., 1.9%*, 5/22/2002	10,000,000	10,000,000
Fairway Finance Corp., 1.82%**, 4/2/2002	10,000,000	9,999,494
Falcon Asset Securitization Corp., 1.84%**, 4/29/2002	8,318,000	8,306,096
Federal Home Loan Mortgage Corp., 2.25%*, 4/3/2003	5,000,000	4,993,297
Federal Home Loan Mortgage Corp., 2.4%*, 4/8/2003	7,500,000	7,500,000
Federal Home Loan Bank, 2.0%, 1/23/2003	5,000,000	5,000,000
Federal Home Loan Bank, 2.25%, 3/4/2003	7,500,000	7,500,000
Federal Home Loan Bank, 2.49%, 10/11/2002	10,000,000	10,000,000
Four Winds Funding Corp., 1.98%**, 8/19/2002	10,000,000	9,923,000
Galaxy Funding, Inc., 1.65%**, 5/6/2002	10,000,000	9,983,958
Goldman Sachs Group, Inc., 1.98%*, 10/25/2002	10,100,000	10,110,140
Greyhawk Funding LLC, 1.87%**, 6/17/2002	10,000,000	9,960,003
Household Finance Corp., 6.125%, 7/15/2002	9,070,000	9,176,621
ING (U.S.) Funding LLC, 1.78%**, 7/22/2002	10,000,000	9,944,622
K2 (USA) LLC, 1.85%*, 9/3/2002	5,000,000	4,999,440
Mont Blanc Capital Corp., 1.83%**, 4/15/2002	10,000,000	9,992,883
Preferred Receivable Funding Corp., 1.8%**, 4/1/2002	10,000,000	10,000,000
Scaldis Capital LLC, 1.86%**, 4/25/2002	10,000,000	9,987,600
Sheffield Receivables Corp., 1.82%**, 4/16/2002	10,000,000	9,992,417
Sigma Finance, 1.9%*, 10/22/2002	10,000,000	10,000,000
Verizon Global Funding Corp., 1.9%**, 4/5/2002	10,000,000	9,997,889
Total Commercial Paper (Cost $262,268,741)		262,268,741
Certificates of Deposit 13.3%
American Express Centurion Bank, 1.87%*, 11/6/2002	10,000,000	10,000,000
Bayerische Hypo-Und Vereinsbank AG, 1.78%, 7/31/02	10,000,000	10,000,000
Comerica Bank, 1.8%*, 10/28/2002	10,000,000	10,000,000
First Union National Bank, 1.87%*, 5/8/2002	10,000,000	10,000,000
National City Bank (OH), 1.8%*, 8/16/2002	10,000,000	9,999,249
Total Certificates of Deposit (Cost $49,999,249)		49,999,249

U.S. Government Agency Obligations 4.3%
Federal Home Loan Bank, 2%, 12/5/2002	6,000,000	5,986,360
Federal Home Loan Bank, 2.55%, 11/22/2002	10,000,000	10,000,000
Total U.S. Government Agency Obligations (Cost $15,986,360)		15,986,360

Repurchase Agreements*** 12.5%
State Street Bank and Trust Company, 1.7%, to be repurchased at $1,141,216 on 4/1/2002	1,141,000	1,141,000
J.P. Morgan Securities, 1.9%, to be repurchased at $46,009,711 on 4/1/2002	46,000,000	46,000,000
Total Repurchase Agreements (Cost $47,141,000)		47,141,000
Total Investment Portfolio - 100.0% (Cost $375,395,350) (a)		375,395,350

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of March 31, 2002.
** Interest rates represent annualized yield to date of maturity.
*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $375,395,350.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 328,254,350
Repurchase agreements	47,141,000
Cash	673
Interest receivable	681,732
Receivable for Fund shares sold	8,207,692
Total assets	384,285,447
Liabilities
Payable for Fund shares redeemed	6,245,693
Accrued management fee	146,028
Other accrued expenses and payables	418,518
Total liabilities	6,810,239
Net assets, at value	$ 377,475,208
Net Assets
Net assets consist of:
Accumulated net realized gain (loss)	(28,792)
Paid-in capital	377,504,000
Net assets, at value	$ 377,475,208
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($170,037,142 / 170,010,409 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($149,420,983 / 149,396,021 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($58,017,083 / 58,029,976 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Interest	$ 5,623,301
Expenses: Management fee	944,418
Services to shareholders	1,125,944
Custodian fees	16,366
Distribution service fee	1,564,472
Auditing	21,414
Legal	72,632
Trustees' fees and expenses	17,597
Reports to shareholders	64,727
Registration fees	69,144
Other	20,721
Total expenses, before expense reductions	3,917,435
Expense reductions	(245,528)
Total expenses, after expense reductions	3,671,907
Net investment income	1,951,394
Net realized gain (loss) on investment transactions	131
Net increase (decrease) in net assets resulting from operations	$ 1,951,525

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income	$ 1,951,394	$ 19,621,633
Net realized gain (loss) on investment transactions	131	(9,062)
Net increase (decrease) in net assets resulting from operations	1,951,525	19,612,571
Distributions to shareholders from net investment income: Class A	(1,304,388)	(10,314,110)
Class B	(424,252)	(6,319,323)
Class C	(206,354)	(2,988,200)
Fund share transactions: Proceeds from shares sold	1,273,441,740	3,455,549,956
Reinvestment of distributions	1,680,625	16,285,432
Cost of shares redeemed	(1,492,591,133)	(3,409,544,770)
Net increase (decrease) in net assets from Fund share transactions	(217,468,768)	62,290,618
Increase (decrease) in net assets	(217,452,237)	62,281,556
Net assets at beginning of period	594,927,445	532,645,889
Net assets at end of period	$ 377,475,208	$ 594,927,445

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.005	.04	.05	.04	.04	.04
Distributions from net investment income	(.005)	(.04)	(.05)	(.04)	(.04)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.55**	4.40	5.43	4.12	4.58	4.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	170	271	252	265	197	91
Ratio of expenses before expense reductions (%)	1.17*	.93	.93	1.09	1.21	1.16
Ratio of expenses after expense reductions (%)	1.17*	.93	.92	1.09	1.21	1.16
Ratio of net investment income (%)	1.15*	4.26	5.27	4.07	4.49	4.45

a For the six months ended March 31, 2002 (Unaudited).
* Annualized
** Not annualized

Class B

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.002	.03	.04	.03	.03	.03
Distributions from net investment income	(.002)	(.03)	(.04)	(.03)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.22**c	3.42	4.49	3.08	3.53	3.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	149	228	202	287	285	217
Ratio of expenses before expense reductions (%)	2.05*	1.89	1.87	2.11	2.22	2.19
Ratio of expenses after expense reductions (%)	1.85*	1.89	1.86	2.11	2.22	2.19
Ratio of net investment income (%)	.47*	3.34	4.33	3.05	3.48	3.42

a For the six months ended March 31, 2002 (Unaudited).
b Total returns do not reflect the effect of any sales charges.
c Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.003	.04	.05	.03	.04	.04
Distributions from net investment income	(.003)	(.04)	(.05)	(.03)	(.04)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.27**c	3.76	4.81	3.44	3.90	3.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	58	96	79	97	68	32
Ratio of expenses before expense reductions (%)	1.90*	1.62	1.57	1.75	1.88	1.84
Ratio of expenses after expense reductions (%)	1.73*	1.62	1.56	1.75	1.88	1.84
Ratio of net investment income (%)	.59*	3.59	4.63	3.41	3.82	3.77

a For the six months ended March 31, 2002 (Unaudited).
b Total returns do not reflect the effect of any sales charges.
c Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the ``Fund'') is a diversified series of Scudder Portfolios which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder Mutual Fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2002) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $20,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($14,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2000 through September 30, 2001, the Fund incurred approximately $9,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investment Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. For the six months ended March 31, 2002, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed ($)	Unpaid at March 31, 2002
Class A	$ 356,759	$ -	$ 138,889
Class B	426,914	181,989	-
Class C	153,606	61,282	-
	$ 937,279	$ 243,271	$ 138,889

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 693,477	$ 105,936
Class C	271,203	43,631
	$ 964,680	$ 149,567

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 281,232	$ 46,750
Class B	228,159	39,500
Class C	90,401	14,953
	$ 599,792	$ 101,203

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated $584,925 and $38,675, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2002, the Fund's custodian and transfer agent fees were reduced by $69 and $2,188, respectively, under these arrangements.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,007,105,876	$ 1,007,105,877	2,689,372,417	$ 2,688,084,066
Class B	167,559,360	167,559,413	433,035,858	433,066,182
Class C	98,776,450	98,776,450	334,407,694	334,399,708
		$ 1,273,441,740		$ 3,455,549,956
Shares issued to shareholders in reinvestment of distributions
Class A	1,078,723	$ 1,078,724	8,201,753	$ 8,201,753
Class B	409,047	409,047	5,589,056	5,589,056
Class C	192,853	192,854	2,494,623	2,494,623
		$ 1,680,625		$ 16,285,432
Shares redeemed
Class A	(1,108,837,663)	$ (1,108,837,667)	(2,678,529,425)	$ (2,677,227,985)
Class B	(247,052,966)	(247,052,981)	(412,324,525)	(412,344,230)
Class C	(136,700,481)	(136,700,485)	(319,988,133)	(319,972,555)
		$ (1,492,591,133)		$ (3,409,544,770)
Net increase (decrease)
Class A	(100,653,064)	$ (100,653,066)	19,044,745	$ 19,057,834
Class B	(79,084,559)	(79,084,521)	26,300,389	26,311,008
Class C	(37,731,178)	(37,731,181)	16,914,184	16,921,776
		$ (217,468,768)		$ 62,290,618

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Cash Reserves Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
242,959,558	5,888,033	17,860,741

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

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